
DarioHealth Corp.
AI-powered, digital solutions
that drive durable behavior
change in chronic disease
Nasdaq | DRIO
DARIO
HEALTH

Forward Looking Statement

This presentation of DarioHealth Corp. (the Company") and statements of our management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. For example, when we discuss the synergies with our newly acquired businesses, the potential increases in our revenues and increase in sales in 2021 and our product offerings, we are using forward looking statements. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate," "will," "would," and other similar expressions all denote forward-looking statements within the meaning of the Act.

Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario® diabetes management solution, as well as other factors and risks discussed in the Company's filings (including the results of the company's commercial and regulatory plans for Dario®) with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management or agents have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Dario Health - Opportunity

Industry	Digital Health / Digital Therapeutics accelerated during and post COVID
Significant TAM	Total addressable market of **$108B** for **metabolic** disease market, additional **$90B** for the **musculoskeleta**l market and $9B for the **Behavior Health** market
Product Excellence	75,000 users on the metabolic side alone, another 90,000 on MSK and 20,000 on BH **Appstore (4.9/5), with a Net Promoter Score of 77.**
Powerful Business Model	High margins SaaS / PMPM business model - $60-$80 PMPM
Fast Growing	In a significant transformation from D2C into B2B2C expect to scale revenues in 2021. Analysts' consensus is growth from $7.6M in 2020 to $25M in 2021
Strong Balance Sheet	Well positioned to deliver on our strategic plan to scale our user base through partnerships with insurance companies, health care plans and self-insuring employers. Cash position for end of Jan exceed $81.1M

Mission statement

Empowering **behavior change** to alleviate the burden of chronic conditions through simple, clinically proven **digital tools** and coaching – Making the right thing to do, the easy thing to do.

Chronic disease management represents a significant unmet need.

147M+	1 in 4	7/10	$3 of $4	$3.7T
people in the U.S. have chronic conditions	adults in the U.S. have two or more chronic conditions	deaths caused by chronic disease	spent on healthcare from chronic diseases	annual total cost to the U.S. economy

https://onlinelibrary.wiley.com/doi/abs/10.1111/[illegible]
https://www.cdc.gov/chronicdisease/pdf/2009-power-of-prevention.pdf
https://www.rand.org/content/dam/rand/pubs/tools/TL200/TL221/RAND_TL221.pdf
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC[illegible]/

Employer's well-being priorities for 2021

Employers with 500 or more employees



Behavioral health 75%
Diabetes 49%
Financial well-being 48%
Nutrition/weight management 40%
Physical activity 39%
Cardiovascular health 28%
Musculoskeletal 26%
Cancer 23%
Family planning and support 14%
Social determinants of health 8%
Senior care 4%
None of the above 9%

DARIO HEALTH

2020 Mercer National Survey of Employer-Sponsored Health Plans

Global Addressable Market – Digital Therapeutics

$162B opportunity in US alone. Of which less then 1% is already penetrated.


$72B
Metabolic
total US Market
34.2M
Diabetes
51M
Behavioral
health
$9B
BH
total US Market
103M
Hypertension
126.6M
Musculaskeletal
$90B
MSK
total US Market

* Calculated as $60 PMPM for diabetes, $30 PMPM for Hypertension and $50 PMPM for MSK

diabetesresearch.org | sciencedaily.com | who.int | heart.org | medscape.com

Consumerization of Healthcare

Scale up chronic condition management by deploying user centric technologies.



Efficiency / Scale
DARIO
24/7
Dario - Digital Therapeutics Platform
• Users/Patients are key stakeholders and are part of the solution
• Accessed by the users 24/7 upon their specific need (asynchronous) – between doctor visits support.
• Holistic approach for chronic condition management, one integrated clinical program to approach multi conditions.
• Enables many-to-many – providers to patients.
Traditional Healthcare
• Non digitalized
• Face to face treatment
• Silo approach – chronic condition as separate discipline
Periodic Face to Face
Periodic Digital
Telemedicine
• Scale HCP (Health Care Professionals) Capabilities.
• Allows effective doctor visit.
• Silo approach – multiple programs for multiple conditions.
• Enables 1-to-1 provider to patient.
Technology Transformation

DARIO HEALTH

DarioHealth Solution

Fully-integrated digital solutions for managing multiple chronic conditions

Dario offers solutions for:

- **Diabetes**
- **Hypertension**
- **Prediabetes**
- **Musculoskeletal** *2021
- **Behavioral Health** *2021


Mobile Application
Propriety Medical Devices
Holistic, Integrated Service For Chronic Disease Management
AI Driven Support
Digital and Human Coaching

DARIO HEALTH

Digital Health Standard Approach


Diabetes
Hypertension
BH
MSK
Multiple programs
Multiple screenings
Multiple coaching programs
Multiple journeys
Personalized per condition - **Multiple data sets**
MSK Data
Hypertension Data
Diabetes Data
BH Data

Dario Digital Therapeutics Approach


One integrated program
One journey
Diabetes
Hypertension
One continuous screening
One coaching program
BH
MSK
Hyper personalized – **All data in one place**
AI combined with behavioral science
MSK + hypertension + diabetes + BH data

Multi-Condition, Single Platform Approach

Benefits User and Payer through Coordinated, Improved Patient Centric Virtual Care Model


UX single point for multi conditions
Behavioral Health foundation driven
Hyper personalized experience
Member
185,000 users
DARIO HEALTH
Platform integration solution
Coherent chronic condition management
Employers / Payers
Single Member enrollment billing
Open Platform
Diabetes
Hypertension
Musculoskeletal (MSK)
Behavioral Health

DARIO HEALTH

Dario's simplicity makes engagement easy

Proprietary medical device, mobile application, digital and human coaching

myDario™



DarioEngage™



- Telemedicine providers
- Behavioral health support
- **Devices**
  - Glucometer
  - BP cuff
  - Digital scale
  - MSK sensors
- MSK Sensor
- Gamification
- Unlimited consumables
- Activity tracking
- Food tracking
- Real-time coaching DarioWay
- AI-based insights
- Education
- Performance rewards

DarioHealth accelerates behavior change

by making the right thing to do, the easy thing to do

Without Dario		With Dario
"Even when I know what I need to do, it feels impossible"	Accelerates change	"With Dario tools, changing what I do is easy"
"Its hard to keep up with devices and supplies"	Facilitates adherence	"I always have what I need, when I need it"
"I'm unique—the solutions I'm offered don't fit me"	Personalizes experiences	"My experience is personalized to me—that helps me stay connected"
"Figuring out how to use the tools is too much effort—I just give up"	Anticipates needs	"The next steps are automatic—I don't have to think about anything."
"Nobody is in my corner"	Proactively supports	"Help is a button away, and I get support before I even ask for it"

DARIO HEALTH

Dynamic Personalization for Each Individual

AI Insights Continuously Applied to the Six Domains of Personalization for Each User



"Jack's" Dario Journey
After 12 months Jack remains engaged
Diabetes
Behavioral Health
Hypertension
Musculoskeletal
"Jack's" Competitor Journey
After 3 months Jack drops out
Timing
Tone
Channel
Content
Frequency
Intervention

DARIO HEALTH

DarioHealth – different by design

Cost & ROI	**30% - 50%** lower cost, no per-condition fee stacking	**Pay for engagement** measured monthly, not once in 3 - 6 months	**Unlimited** supplies and coaching	**ROI** $2,376 PMPY	**Up to 100%** fees at risk based on outcome metrics
Outcomes	**1.4% reduction** in A1c	*21 Clinical Studies with 2-year sustained results* **38% reduction** in blood pressure levels	**50% reduction** in hypoglycemic events	**54% reduction** in severe pain	**60% reduction** in hyperglycemic events
Member Satisfaction	**185,000 users** consumer DNA, D2C self-pay space	**4.9/5 Stars** app store rating	**77** net promoter score	**80% retention** year-over-year	
Data Transparency	**Data Sharing** With internal/external ecosystem	**Open Platform** agnostic coaching, overall interoperability	**Real-time AI** updates and agile product development	**True Configurability** to meet client needs in reporting, data, and access	
Devices	**3-4x Smaller** than other devices	**96%** accurate	**Consumer tested** and loved form factor	**Automatic, intuitive** refill of all consumables	

References:

**AADE 2018 Scientific presentation for T2D after 12 months*

*** "The Cost and Impact of Type 2 Diabetes: Policy Recommendations for a Growing Public Health Epidemic" Paul Keckley, Nov2018 (1% HbA1c x1700$**) – see next slide*

DARIO HEALTH

Dario's Competitive Advantage

Positive user experience with proven data driven return on investment in scale

- Market with less then 1% penetration
- Limited competitors with scale
- Dario positioned for Market Leadership Role

Digital Health Competitive Market	Conditions	Full integrated solution	Scalable / Cost Structure	Consumer Experience / User Satisfaction	Published research / Clinical Performance	Customer Base Size	Global
DARIO HEALTH	• Diabetes • Hypertension • MSK • Behavioral Health	●	◕	●	◕	◔	◕
Livongo	• Diabetes • Hypertension • Behavioral Health	●	◑	◑	◕	●	○
omada	• Diabetes • Hypertension • MSK • Behavioral Health	◕	◑	◕	◕	◑	○

Why Dario Health Wins

Superior Technology Solution

Dario Health delivers a seamless user experience leads to superior user engagement that leads to clinical outcomes

Proven Clinical Performance At Scale

3 years and billions of data points fed through Dario's Virtuous Cycle provides a competitive AI advantage with 15 clinical paper shows significant improvement in outcomes

Competitive and value-based pricing model

State of the art user experience with high BPS and measurable clinical results makes for an attractive ROI to payers.

DARIO HEALTH

Source: commentary/analysis about competitors is attributed to SVB Leerink from its August 2019 Livongo research report. Analysis on Dario is based on management estimates.

Leverage D2C core to penetrate the B2B2C market

- Following the successful penetration and growth in the D2C market, demonstrated requisite clinical results at scale, now enables the Company to move into and target the B2B2C market.
- This has enabled the Company to significantly accelerate and scale our platform



2017
2018
2019
2020+
clients
Members
DTC
Enterprise Scale
Market Places, Social Media, Search Engines
165,000 Users
3B + Data Points
21 Real Data Clinical Publications
Employers
Health Plans
Providers

DARIO HEALTH

Strong Client Base / Expanding Pipeline

Segment	Clients	Highlights
Health Plans	NDA, NDA	• Partner for self-insured employers • Fully insured • First major plan in contracting
Employers	23 Clients; S&P 500; S&P 500; Vitality	• Reduce cost • Employee satisfaction & retention • In contracting of first large employer • In partnership with health plan
Providers (Remote Patient Monitoring)	HMC	• Medicare reimbursable • Opportunity for increased revenue for providers

Signed Contracts

- **46** Clients
- **800** Access to pool of employers through strategic partners
- **740K** Access to pool of users

Pipeline

- ***$700M** Annual revenue pipeline
- **2.4M** Access to users

*Annual pipeline revenue estimates are calculated as anticipated opportunity population multiplied by 10% condition prevalence times 35% enrollment at $59/month times 12 months. In the event that actual prevalence or eligible members is known, those amounts are used instead. Actual revenue from an opportunity could differ significantly from the estimated amount.

Our Highly Scalable SaaS / PaaS Business Model

Drives recurring revenue and high growth margin.

SaaS
Software as a service

Consumer / Retail Standard Membership

- ✓ Medical Devices + Unlimited Disposables
- ✓ Application Experience
- ✓ Dario Coaching

1st Condition	2nd Condition
$25 PMPM	+$10

Digital Therapeutic Premium Membership

- ✓ Medical Devices + Unlimited Disposables
- ✓ Enhanced Application Experience
- ✓ Dario Coaching
- ✓ Health Coaching (CDE)

1st Condition	2nd Condition
$60 PMPM	+$10

PaaS
Platform as a service

Membership Program

- ✓ Licensing to integrate to the open platform
- ✓ Applicable for providers as well as medical devices companies

$39 PMPM

DARIO HEALTH

Roadmap & M&A Strategy

Product Roadmap 2021

Layering on New Chronic Conditions for a More Complete Virtual Care Solution



2021
Behavioral Health
Full solution for anxiety, depression & loneliness
2021
Musculoskeletal (MSK)
Fully integrated MSK solution for Employers
2019
Hypertension
Personalized through user journeys and education
2016 - 2018
Diabetes
Multi Devices, CGM, Hyper personalization through AI.
Chronic Conditions
2016
2017
2018
2019
2020
2021

DARIO HEALTH

DarioHealth's Growth Strategy

Chronic Condition Behavioral Change Platform Grown Organically and Inorganically

Disciplined Approach Requires Specific Criteria for Adding Conditions

Consumer Centric

- Superior user experience capabilities to engage and retain users
- Behavioral change at root of solution that drives outcomes

Payer Demand

- Solving big problem for self-insured employers, payers or providers who represent large user populations

Comorbidity Overlap

- Focus on chronic conditions or comorbidities that are tangential or overlap DarioHealth's current offering where similar care principles can be applied

Significant TAM

- Solve a big problem with significant total addressable market (TAM)



Acquisition of Upright (MSK)

DarioHealth – MSK Solution

UPRIGHT Satisfies All of Dario's Selection Criteria

Consumer Centric	D2C Focused with very high user satisfaction	UPRIGHT
Wide MSK coverage	Covers 52% of MSK conditions by providing a solution for Back, Neck and shoulder	UPRIGHT
Significant user base that proves durable behavioral change	Offering designed to drive outcomes through durable behavioral change as proved with more then 90K users	UPRIGHT
Use technology that combines HW, SW and light service	Combines a sensor with software application and light coaching for full experience.	UPRIGHT
Company culture – consumer first!	Share same culture of digital approach with consumer first mindset.	UPRIGHT

DARIO HEALTH

Digital First Solution for MSK and Pain Management

Integrated Virtual Platform Focused on Behavior Change Mirrors Dario's Current Offering



Hardware / Sensors

Enables biofeedback to drive personalized experience in combination with software



Software

Enables full data driven digital experience including education and content



Human coaching

Support the digital experience with human coaching to provide a durable behavioral change

DARIO HEALTH

Upright – Scalable, Sustainable Results

- Unique approach prevents and treats MSK conditions via sustainable behavioral change.
- Bio-Feedback platform Unique data aggregation with an average usage of 5.5 hours/day
- Resulted in a **sustainable** (18 months) **significant decrease** in back pain (54%-61%) in a large group of 57,000 participants.

Compliance


350
15
Min/Day
Min/Day
UPRIGHT
Competition

BioFeedback Motor Learning

Part of every day activity

Behavior Science

Data Driven

1B

Data Points

UPRIGHT's High User Satisfaction

Satisfaction Leads to Engagement which In turn Leads to Clinical Performance

4 out of 5
Would recommend within Employer

83%
Report improvement in posture within 2 weeks

72%
Would recommend a friend

amazon
4 out of 5
4.5K customers ratings

4.7 out of 5
7.6K customers ratings

Google Play
4.4 out of 5
1057customers ratings

DARIO HEALTH

UPRIGHT – Clinical Results

Real World Health Outcomes Highlight Strength of Offering

Cost savings of $73.23 for every 1% Of pain reduction

57k Users – 261K data points

61%
Moderate pain level reduction
User's pain level rating over 13 to 18 months

$4,467

54%
Severe pain level reduction
User's pain level rating over 13 to 18 months

$3,954

SCHUMAN

55%
Improvement in extensor muscles endurance

"Upright can be beneficial in reducing future spinal problems"

TEXAS TECH UNIVERSITY

16%
Improvement in seated thoracic spinal angle

"Upright posture trainer could be beneficial in improving posture and reducing future spinal problems"

SF STATE

8 Out of 10
Improved their RAND SF Health Survey by an avg of 29%

"Upright improves emotional wellbeing and overall health"

OREGON HEALTH & SCIENCE UNIVERSITY

38%
Reduction in maximal neck flexion

"Upright posture device can improve posture alignment in Parkinson's disease"

DARIO HEALTH

Digital Therapy - MSK Solution Landscape

UPRIGHT Compares Favorably to Peers

	Active Users	B2B	B2C	User Satisfaction	Clinical Data	HW Sensor	Behavioral health	Global
UPRIGHT®	90K	◔	●	◕	◕	◕	●	◑
Hinge Health	60K	●	○	◕	●	●	●	○
PHYSERA	10K	●	◔	◕	●	○	◔	○

MSK Scalable Players

Early stage, most players have up to 10,000 users, Hinge and upright are the only 2 companies with significant number of users.

UPRIGHT® Hinge Health

Hinge

B2B Focused – Recently *raised $300M in a valuation of $3B, Estimated revenue - $70M-$80M

Hinge Health

PHYSERA

**Acquired by OMADA Health for $30M for $3M yearly revenue

omada PHYSERA

*https://medcitynews.com/2021/01/virtual-physical-therapy-startup-hinge-health-reaches-3b-valuation/
**https://www.cnbc.com/2020/05/19/omada-health-raises-57-million-acquires-physera-for-30-million.html

DARIO HEALTH

Acquisition of wayForward (BH)



Anxiety
Assessment
Anxiety
Solution for You!

DARIO
HEALTH

DarioHealth – BH Solution

wayForward Satisfies Many of Dario's Selection Criteria

Consumer Centric	D2C Focused with very high user satisfaction	✓
Wide condition coverage	Covers 90% of BH conditions by providing a solution for depression, anxiety & stress	✓
Significant user base that proves durable behavioral change	More than 60K users with improved stress, anxiety and depression	✓
Use technology that combines HW, SW and light service	Combines software application and light coaching for full experience.	✓
Company culture – consumer first!	Share same culture of digital approach with consumer first mindset.	✓

DARIO HEALTH

Product: Digital Layer for Behavioral Health

wayForward's focus is on optimizing access and cost of treatment, by doing the triage and providing cost-effective digital care options for moderate to low severity. wayForward lies on TOP of network-centric solutions.


Clinically Trained Algorithm
Can you tell me how you are feeling?
I am feeling
Anxious
Stressed
Sad or Depressed
wayForward Screening and Triage Process
LOW
MODERATE
HIGH
Stress
Daniel
Anxiety
Allen
Depression
Olivia
Self-Guided Program
Behavioral Health Coaching
Video Therapy
In-Person Therapy
Psychiatry
Psychiatry
External Network-centric Solutions

DARIO HEALTH

Behavioral Health Market Landscape

wayForward adds value and shows outcomes across the user's journey.

Utilization

>17% Employees Engaged (Over 20% in 2020)

>5x More employees Engaged

Typical EAP gets 2-4% engagement

Screening

89% Employees Screened

User Outcomes

82% Users Feel Better

After using wayForward

Clinical Outcomes

Symptom Reduction (UNC Research study)

48% Anxiety

59% Depression

Organizational Outcomes

37% Improvement in **Productivity**

DARIO HEALTH

Behavioral Health Market Landscape

As the digital layer for BH, **wayForward lies on TOP of network-centric solutions**, which makes even the indirectly competitive players in the field potential partners or clients in the future.



lyra
spring health
Modern Health
Comprehensive care
wayForward
Network-centric solutions
Digital-first solutions
Traditional EAPs and BH services
joyable
meQuilibrium
Point Solutions
Most APP-Only Solutions

DARIO HEALTH

Experienced Executive Management Team



Erez Raphael
CEO, Board Member



Rick Anderson
President &
GM North America



Zvi Ben-David
CFO



Omar Manejwala, M.D.
Chief Medical Officer



Dror Bacher
COO



Claudia Kraut
Partnership



Chris Chan
SVP Employer
Sales



Barbara "Be" Stark
SVP & Head of Managed
Markets North America



Phil Ritchey
SVP Health Systems
& Providers Sales



Oded Cohen
GM Musculoskeletal
& Board Member



Dr. Navya Singh (*)
Adjunct Researcher at
Columbia University



Ritvik Singh (*)
Quantitative finance.
Columbia Univ & IIT Delhi

(*) Subject to closing

Board of Directors and Advisors



Yoav Shaked
Chairman of the Board
SEQUOIA



Dennis M. McGrath
Chair of Audit - Board Member
PAVmed



Allen Kamer
Advisory Board
UNITEDHEALTH GROUP
OPTUM



Dennis Matheis
Board Member
SENTARA



Yadin Shemer
Advisory Board
Mango Health



Eric Milledge
Chairman of the Scientific Advisory Board



Hila Karah
Board Member
PERCEPTIVE ADVISORS



Adam Stern
Board Member
STERNAEGIS VENTURES

DARIO HEALTH

Financial Highlights

- Above $81M as of Mar. 31, 2021
- Following Upright's acquisition, the consolidated revenues have the potential to triple during 2021 compared to 2020
- Several deals signed with employers and providers provide initial indication for a more significant sales ramp up in 2021.



2020 - $7.6M
$1.67M
$1.79M
$2.04M
$2.08M
Q1
Q2
Q3
Q4
Gross Margin 24.2%
2021
$4.7M *
** Gross Margin 44%
Pro Forma *
$3.6M
Revenue
Q1

- * GAAP revenues were $3.6M in Q1/21 - unaudited pro forma revenues as if the acquisition of Upright, which closed in February 2021, had taken place on January 1, 2021. These combined results are not necessarily indicative of the results that may have been achieved had Upright been acquired as of the first day of the period presented.

** Gross margin was 30.1% in the first quarter, excluding acquisition related amortizations Q1 2021 product gross margin nearly doubled to 44.7% as compared to 24.2% in Q4 2020

DARIO HEALTH

Multi Growth Drivers

Strength of platform allows for broad market reach, increased number of users and better outcomes per user

Scale Via B2B Clients	Expand market through leverage of existing and new partnerships
Product Enhancements	Expanding product offering to additional chronic conditions
Expand D2C user base	Continue to grow profitable consumer channel

DARIO HEALTH

Capital Structure

Balance Sheet & Capitalization Snapshot

Stock Price	**$14.52**
Shares Outstanding	15,543K
Market Cap	$225M

Shares Outstanding	15,543K
Preferred Shares	3,195K
Prefunded Warrants	1,183K
Warrants (Exercise Price: $4.05-$12.00)	588K
Warrants (Exercise Price: $18.57-$86.40)	333K
Stock Options	1,681K
Fully Diluted Equity	**22,523K**

Cash Balance as of March 31, 2021: Exceeding $81.2M

All numbers are as of May 7, 2021

DARIO HEALTH


Thank You
DARIO HEALTH